Prospectus

MARCH 1, 2024

www.manning-napier.com

Manning & Napier Fund, Inc.	Class S	Class I	Class R	Class L	Class W	Class Z
Pro-Blend® Conservative Term Series	EXDAX	MNCIX	MNCRX	MNCCX	MNCWX	NO TICKER SYMBOL
Pro-Blend® Moderate Term Series	EXBAX	MNMIX	MNMRX	MNMCX	MNMWX	NO TICKER SYMBOL
Pro-Blend® Extended Term Series	MNBAX	MNBIX	MNBRX	MNECX	MNBWX	NO TICKER SYMBOL
Pro-Blend® Maximum Term Series	EXHAX	MNHIX	MNHRX	MNHCX	MNHWX	NO TICKER SYMBOL

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Table of Contents

Pro-Blend®

Conservative Term Series

Summary Section

Investment Goal

The Series’ primary objective is to provide preservation of capital, and its secondary objectives are to provide income and long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.28%	0.27%	0.22%	0.23%	0.17%	0.17%[1]
Total Annual Fund Operating Expenses	0.93%	0.67%	1.12%	1.63%	0.57%	0.57%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.03)%	(0.02)%	None	None	(0.47)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%	1.12%	1.63%	0.10%	0.50%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.50% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	S	I	R	L	W	Z
1 Year	$92	$66	$114	$166	$10	$51
3 Years	$287	$208	$356	$514	$32	$160
5 Years	$498	$362	$617	$887	$56	$280
10 Years	$1,108	$810	$1,363	$1,933	$128	$628

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 59% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of the Series’ primary goal, the Advisor seeks to protect capital while generating income and seeking growth opportunities as secondary priorities.

The Series invests primarily in fixed income securities, including U.S. Treasury securities and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more). The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). The Series may also invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

The Series may invest in stocks of small-, large-, or mid-size companies, and the Series’ investments in stocks may be focused on dividend-paying common stocks. With respect to the portion of the Series that is invested in dividend-paying common stocks, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns. The Series may also invest in securities of U.S. and foreign issuers in the real estate industry, including equity and mortgage real estate investment trusts (REITs) and real estate operating companies (REOCs).

When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.

In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.

The Advisor will consider selling a security if:

•it no longer fits the Series’ investment strategies or valuation discipline;

•it has reached the Advisor’s target sell price; or

•a more attractive investment opportunity is identified.

The words “Conservative Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.

Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Because a portion of the Series’ portfolio is selected using a systematic process, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.

Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign stock or bond markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.

•Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.

•Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy, have caused interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Real estate investment risk — The Series’ holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by a Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.

High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.

Mortgage- and asset-backed securities risks — The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:

•Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. The Conservative Term Composite Benchmark - 1 is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. The Conservative Term Composite Benchmark - 2 is a blend of 15% MSCI USA Investable Market Index, 5% ACWIxUS, and 80% BIAB. The Conservative Term Composite Benchmarks are provided because they better reflect the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 06/30/2020): 8.35%
Lowest (quarter ended 03/31/2020): (5.23)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2023
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	8.51%	4.87%	3.57%
Return After Taxes on Distributions	7.25%	3.17%	2.21%
Return After Taxes on Distributions and Sale of Series Shares	5.08%	3.27%	2.37%
Class I Shares – Return Before Taxes	8.71%	5.13%	3.80%
Class R Shares – Return Before Taxes	8.18%	4.64%	3.32%
Class L Shares – Return Before Taxes	7.62%	4.12%	2.79%
Class W Shares – Return Before Taxes	9.36%	5.67%	3.97%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
Bloomberg U.S. Intermediate Aggregate Bond Index	5.18%	1.14%	1.62%
Conservative Term Composite Benchmark[1] - 1	8.70%	4.75%	4.06%
Conservative Term Composite Benchmark[1] - 2	8.66%	4.68%	3.97%
[1]	Returns provided are calculated monthly using a blended allocation, as noted above.

The Series’ Class W Shares commenced operation on April 1, 2019, and all returns shown for such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The Advisor’s Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Core Team and the head of the Fixed Income Group are listed below.

Core Team:

Elizabeth H. Mallette, CFA®
Managing Director, Capital Goods, has managed the Series since 2023.

Jay M. Welles, CFA®
Head of Core Equities, has managed the Series since 2023.

John Mitchell, CFA®
Managing Director, Services Group, has managed the Series since 2024.

Head of Fixed Income Group:

Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.

Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 21 in this prospectus.

Pro-Blend®

Moderate Term Series

Summary Section

Investment Goal

The Series’ investment objective is to provide equal emphasis on long-term growth of capital and preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.25%	0.30%	0.20%	0.22%	0.17%	0.17%[1]
Total Annual Fund Operating Expenses	1.10%	0.90%	1.30%	1.82%	0.77%	0.77%
Less Fee Waiver and/or Expense Reimbursement [2]	None	(0.05)%	None	None	(0.67)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.30%	1.82%	0.10%	0.70%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	S	I	R	L	W	Z
1 Year	$112	$87	$132	$185	$10	$72
3 Years	$350	$271	$412	$573	$32	$224
5 Years	$606	$471	$713	$985	$56	$390
10 Years	$1,340	$1,049	$1,568	$2,137	$128	$871

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 56% of the average value of its portfolio.

Principal Investment Strategies

The Advisor seeks to balance conflicting goals of growth of capital and preservation of capital in order to generate a more stable rate of return for this portfolio relative to an investment in the general stock market.

The Series invests primarily in common stocks and intermediate to long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 5 to 10 years but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.

In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.

The Advisor will consider selling a security if:

•it no longer fits the Series’ investment strategies or valuation discipline;

•it has reached the Advisor’s target sell price; or

•a more attractive investment opportunity is identified.

The words “Moderate Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.

Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates.

This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign stock or bond markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.

•Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.

•Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy have caused interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories.

The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.

Mortgage- and asset-backed securities risks — The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:

•Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. The 30/10/30/30 Blended - 1 is a blend of 30% Russell 3000® Index, 10% MSCI ACWI ex USA Index, 30% Bloomberg U.S. Aggregate Bond Index, and 30% Bloomberg U.S. Intermediate Aggregate Bond Index. The 30/10/30/30 Blended Index - 2 is a blend of 30% MSCI USA Investable Market Index, 10% MSCI ACWI ex USA Index, 30% Bloomberg U.S. Aggregate Bond Index, and 30% Bloomberg U.S. Intermediate Aggregate Bond Index. The 30/10/30/30 Blended Indices are provided because they better reflect the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

3.56%
-4.18%
3.19%
11.57%
-3.51%
16.14%
14.92%
8.00%
-14.53%
11.10%
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23

Quarterly Returns

Highest (quarter ended 06/30/2020): 10.81%
Lowest (quarter ended 06/30/2022): (7.69)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2023
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	11.10%	6.48%	4.20%
Return After Taxes on Distributions	10.18%	5.13%	2.91%
Return After Taxes on Distributions and Sale of Series Shares	6.67%	4.71%	2.94%
Class I Shares – Return Before Taxes	11.39%	6.74%	4.44%
Class R Shares – Return Before Taxes	10.83%	6.24%	3.95%
Class L Shares – Return Before Taxes	10.29%	5.72%	3.43%
Class W Shares – Return Before Taxes	12.21%	7.46%	4.68%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
30/10/30/30 Blended Index[1] - 1	12.37%	6.13%	5.05%
30/10/30/30 Blended Index[1] - 2	12.28%	6.03%	4.91%

[1]	Returns provided are calculated monthly using a blended allocation, as noted above.

The Series’ Class W Shares commenced operation on April 1, 2019, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The Advisor’s Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Core Team and the head of the Fixed Income Group are listed below.

Core Team:

Elizabeth H. Mallette, CFA®
Managing Director, Capital Goods, has managed the Series since 2023.

Jay M. Welles, CFA®
Head of Core Equities, has managed the Series since 2023.

John Mitchell, CFA®
Managing Director, Services Group, has managed the Series since 2024.

Head of Fixed Income Group:

Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.

Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 21 in this prospectus

Pro-Blend®

Extended Term Series

Summary Section

Investment Goal

The Series’ primary objective is to provide long-term growth of capital,

and its secondary objective is to provide preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.18%	0.21%	0.17%	0.20%	0.16%	0.16%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.04%	0.82%	1.28%	1.81%	0.77%	0.77%
Less Fee Waiver and/or Expense Reimbursement[3]	None	None	None	None	(0.66)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.04%	0.82%	1.28%	1.81%	0.11%	0.71%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[3]	Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	S	I	R	L	W	Z
1 Year	$106	$84	$130	$184	$11	$73
3 Years	$331	$262	$406	$569	$35	$227
5 Years	$574	$455	$702	$980	$62	$395
10 Years	$1,271	$1,014	$1,545	$2,127	$141	$883

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 56% of the average value of its portfolio.

Principal Investment Strategies

By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.

The Series invests primarily in common stocks and long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.

In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.

The Advisor will consider selling a security if:

•it no longer fits the Series’ investment strategies or valuation discipline;

•it has reached the Advisor’s target sell price; or

•a more attractive investment opportunity is identified.

The words “Extended Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.

Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign stock or bond markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.

•Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.

•Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy have caused interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.

Mortgage- and asset-backed securities risks — The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:

•Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

—The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. The 40/15/45 Blended Index - 1 is a blend of 40% Russell 3000® Index, 15% MSCI ACWI ex USA Index, and 45% Bloomberg U.S. Aggregate Bond Index. The 40/15/45 Blended Index - 2 is a blend of 40% MSCI USA Investable Market Index, 15% MSCI ACWI ex USA Index, and 45% Bloomberg U.S. Aggregate Bond Index. The 40/15/45 Blended Indices are provided because they better reflect the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

4.90%
-4.88%
3.84%
14.87%
-4.26%
19.29%
17.60%
11.29%
-16.72%
13.14%
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23

Quarterly Returns

Highest (quarter ended 06/30/2020): 12.83%
Lowest (quarter ended 06/30/2022): (9.46)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2023
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	13.14%	8.02%	5.30%
Return After Taxes on Distributions	12.44%	6.68%	3.98%
Return After Taxes on Distributions and Sale of Series Shares	7.90%	5.98%	3.83%
Class I Shares – Return Before Taxes	13.36%	8.26%	5.54%
Class R Shares – Return Before Taxes	12.80%	7.75%	5.04%
Class L Shares – Return Before Taxes	12.25%	7.21%	4.50%
Class W Shares – Return Before Taxes	14.17%	8.98%	5.76%
Indices: (reflect no deduction for fees, expenses, or taxes)
MSCI USA IMI Index	25.64%	14.79%	11.00%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
40/15/45 Blended Index[1] - 1	15.00%	7.83%	6.18%
40/15/45 Blended Index[1] - 2	14.88%	7.69%	6.00%
[1]	The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation, as noted above.

The Series’ Class W Shares commenced operation on April 1, 2019, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The Advisor’s Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Core Team and the head of the Fixed Income Group are listed below.

Core Team:

Elizabeth H. Mallette, CFA®
Managing Director, Capital Goods, has managed the Series since 2023.

Jay M. Welles, CFA®
Head of Core Equities, has managed the Series since 2023.

John Mitchell, CFA®
Managing Director, Services Group, has managed the Series since 2024.

Head of Fixed Income Group:

Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.

Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 21 in this prospectus.

Pro-Blend®

Maximum Term Series

Summary Section

Investment Goal

The Series’ objective is to provide long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.31%	0.33%	0.22%	0.27%	0.21%	0.21%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.17%	0.94%	1.33%	1.88%	0.82%	0.82%
Less Fee Waiver and/or Expense Reimbursement[3]	(0.06)%	(0.08)%	None	(0.02)%	(0.71)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.11%	0.86%	1.33%	1.86%	0.11%	0.71%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[3]	Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	S	I	R	L	W	Z
1 Year	$113	$88	$135	$189	$11	$73
3 Years	$353	$274	$421	$585	$35	$227
5 Years	$612	$477	$729	$1,006	$62	$395
10 Years	$1,352	$1,061	$1,601	$2,180	$141	$883

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 56% of the average value of its portfolio.

Principal Investment Strategies

The Advisor seeks to generate the high level of long-term capital growth typically associated with a long-term investment in the general stock market.

The Series invests primarily in common stocks and in long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivatives instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 7 to 20 years, but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.

In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.

The Advisor will consider selling a security if:

• it no longer fits the Series’ investment strategies or valuation discipline;

• it has reached the Advisor’s target sell price; or

• a more attractive investment opportunity is identified.

The words “Maximum Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.

Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates.

This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign stock or bond markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.

•Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.

•Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy have caused interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories.

The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.

Mortgage- and asset-backed securities risks — The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:

•Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. The 65/20/15 Blended Index - 1 is a blend of 65% Russell 3000® Index, 20% MSCI ACWI ex USA Index, and 15% Bloomberg U.S. Aggregate Bond Index. The 65/20/15 Blended Index - 2 is a blend of 65% MSCI USA Investable Market Index, 20% MSCI ACWI ex USA Index, and 15% Bloomberg U.S. Aggregate Bond Index. The 65/20/15 Blended Indices are provided because they better reflect the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

5.72%
-5.17%
4.56%
24.19%
-6.36%
27.65%
22.08%
18.43%
-20.41%
19.05%
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23

Quarterly Returns

Highest (quarter ended 06/30/2020): 20.63%
Lowest (quarter ended 03/31/2020): (15.86)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2023
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	19.05%	11.82%	7.86%
Return After Taxes on Distributions	18.45%	10.36%	6.28%
Return After Taxes on Distributions and Sale of Series Shares	11.69%	9.22%	5.90%
Class I Shares – Return Before Taxes	19.34%	12.10%	8.13%
Class R Shares – Return Before Taxes	18.76%	11.57%	7.60%
Class L Shares – Return Before Taxes	18.11%	10.99%	7.06%
Class W Shares – Return Before Taxes	20.22%	12.89%	8.38%
Indices: (reflect no deduction for fees, expenses, or taxes)
MSCI USA IMI Index	25.64%	14.79%	11.00%
Russell 3000® Index	25.96%	15.16%	11.48%
65/20/15 Blended Index[1] - 1	20.69%	11.55%	8.61%
65/20/15 Blended Index[1] - 2	20.49%	11.32%	8.31%
[1]	Returns provided are calculated monthly using a blended allocation, as noted above.

The Series’ Class W Shares commenced operation on April 1, 2019, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After- tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The Advisor’s Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Core Team and the head of the Fixed Income Group are listed below.

Core Team:

Elizabeth H. Mallette, CFA®
Managing Director, Capital Goods, has managed the Series since 2023.

Jay M. Welles, CFA®
Head of Core Equities, has managed the Series since 2023.

John Mitchell, CFA®
Managing Director, Services Group, has managed the Series since 2024.

Head of Fixed Income Group:

Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.

Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 21 in this prospectus.

Additional Series Summary Information

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S, Class R and Class L shares of each Series is $2,000. The minimum initial investment of the Class I shares and Class Z shares of each Series is $1,000,000. There is no minimum initial investment for the Series’ Class W shares, which are only available to Manning & Napier’s discretionary investment account clients. The minimum initial investments of the Class S, Class I, Class R, Class L and Class Z shares are waived for certain qualified retirement accounts and Manning & Napier’s discretionary investment account clients. In addition, the Class S, Class R and Class L shares investment minimums are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 534449, Pittsburgh, PA 15253-4449), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and their related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Series’
Principal Investment Strategies and Principal Risks

The Advisor’s Investment Strategies

The Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series are asset allocation funds. Each invests in a combination of equity, fixed income and cash investments and is managed according to specific goals discussed in each Series’ Summary Section of this prospectus. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.

The Advisor’s Core Team allocates each Series’ assets to equity, fixed income and cash investments based on the Series’ investment goals and objectives, as well as the team’s assessment of equity valuations and other market and economic factors. For instance, the Core Team will generally increase the Series’ equity exposures during periods of lower market valuations, and decrease the Series’ equity exposures during periods of higher market valuations. The Core Team will generally adjust the Series’ derivatives holdings based on its expectations regarding interest rates, market volatility and the derivatives markets.

The following sections provide additional information regarding the Advisor’s asset allocation and security selection processes.

How the Advisor Allocates Assets within Each Series

The Series offer a range of investment strategies from fairly conservative to fairly aggressive. As you move along the investment risk spectrum, the emphasis on growth increases while the focus on income and capital preservation declines. This movement toward growth usually involves a higher percentage of the portfolio being invested in equity investments and a lower percentage invested in fixed income investments.

The pie charts below illustrate how the allocation of each Series’ portfolio has varied in the past. The Advisor believes that the most important factor affecting portfolio performance is asset allocation. A Series’ actual asset allocation will vary and may not fall within the ranges shown below depending primarily on current or anticipated market trends.

HISTORICAL HIGH AND LOW EQUITY EXPOSURES (as measured on calendar quarters)
	High	Low
Pro-Blend Conservative Term Series 6/30/96-12/31/23	■ Equity - 36.7% ■ Fixed Income - 60.7% ■ Cash - 2.6%	■ Equity - 6.2% ■ Fixed Income - 71.0% ■ Cash - 22.8%
Pro-Blend Moderate Term Series 3/31/94-12/31/23	■ Equity - 56.2% ■ Fixed Income - 43.1% ■ Cash - 0.7%	■ Equity - 18.4% ■ Fixed Income - 64.9% ■ Cash - 16.7%
Pro-Blend Extended Term Series 3/31/94-12/31/23	■ Equity - 71.1% ■ Fixed Income - 25.0% ■ Cash - 3.9%	■ Equity - 44.3% ■ Fixed Income - 52.7% ■ Cash - 3.0%
Pro-Blend Maximum Term Series 6/30/96-12/31/23	■ Equity - 95.5% ■ Fixed Income - 2.2% ■ Cash - 2.3%	■ Equity - 72.7% ■ Fixed Income - 27.3% ■ Cash - 0.0%

THE SERIES’ ASSET ALLOCATIONS AS OF DECEMBER 31, 2023
The Series’ asset allocations as of December 31, 2023 were as follows:
Series	Equity	Fixed Income	Cash
Pro-Blend Conservative Term Series	14.93%	83.44%	1.63%
Pro-Blend Moderate Term Series	34.76%	64.10%	1.14%
Pro-Blend Extended Term Series	45.33%	52.42%	2.25%
Pro-Blend Maximum Term Series	78.98%	18.91%	2.11%

Each Series’ asset allocation varies over time depending primarily on current or anticipated market trends. Accordingly, a Series’ current or future asset allocation may not match its historical asset allocation.

Equity Selection Process

The Core Team selects equity investments for each Series from among stocks of companies that are recommended by the Advisor’s equity analysts and have one or more of the following characteristics:

•Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).

•Improving market share in consolidating industries.

•Low price relative to fundamental or breakup value.

In managing the portion of the Pro-Blend Conservative Term Series invested in dividend-paying common stocks, the Quantitative Strategies Group uses a systematic process to identify stocks of companies that it believes meet the following investment criteria:

•Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.

•Dividend yield equal to or exceeding the dividend yield of the broad equity market.

•A high likelihood of being able to maintain its dividend.

•Strong financial health, based on factors such as profitability and leverage.

On an annual basis, the Quantitative Strategies Group reviews the portfolio holdings in this portion of the Series’ portfolio against the investment criteria set forth above, and will recommend selling those holdings that no longer meet such criteria. Although stocks may be added to or removed from this portion of the Series’ portfolio at any time during the year, modifications to this portion of the portfolio are expected to primarily take place once a year.

Fixed Income Selection Process

The Core Team works with the Advisor’s Fixed Income Group to manage the Series’ fixed income investments.

The Fixed Income Group selects individual bonds, emphasizing bond market sectors and securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. In evaluating bonds, this group considers:

•Interest rate sensitivity of particular sectors and securities.

•Narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.

•For mortgage-backed and asset-backed securities, anticipated changes in prepayment rates.

Derivatives Selection Processes:

In managing the Series’ options positions, the Core Team works with the Advisor’s equity analysts to target options with premiums that are believed to offer sufficient income to compensate the Series for the risks associated with the option. Options are written only on stocks that the Core Team is planning to buy (in the case of puts) or sell (in the case of calls). The following factors are considered with respect to options:

•The proximity of the stock’s price to the Core Team’s target buy or sell price for the stock.

•The attractiveness of the option based on factors such as its exercise price (strike price), time to expiration (duration) and implied volatility.

•Factors specific to the stock, such as the expected release of company news and announcements.

The Core Team works with the Fixed Income Group to target fixed income futures that are believed to offer the Series the opportunity to more efficiently manage duration and gain exposure to certain markets. The factors considered in selecting fixed income futures are similar to the factors considered in selecting fixed income securities, as described above.

More Information About the Series’ Principal Investments

Equity securities — Equity securities are primarily common stocks of U.S. and foreign companies.

Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.

Fixed income securities — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments or any of their agencies or instrumentalities, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers.

Investments in fixed income securities may have all types of interest rate payment and reset terms and may include mortgage-backed and asset-backed securities.

High-yield securities (junk bonds) — High-yield securities are lower-rated debt securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high- yield securities. Issuers of high-yield securities may, therefore, have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high- yield securities are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.

Mortgage-backed securities — Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include residential mortgages and commercial mortgages.

Asset-backed securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Real estate companies (RECs) — RECs (including REITs and REOCs) are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that are taxed at the corporate level, unlike REITs.

Options — An option is the right to buy or sell an instrument at a specific price before a specific date. When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.

Futures — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset on a specified date and at a specified price. In order to attempt to enhance returns and manage duration and the risk associated with rising interest rates and/or market volatility, a Series may trade different types of futures contracts, including contracts based on fixed income securities, interest rates and currencies.

More Information About the Series’ Principal Risks

In addition to the principal risks discussed in the individual Series’ summary sections, certain Series are subject to additional risks as illustrated by the following table. The degree to which each risk applies to a specific Series depends on the holdings of that Series. More information on each risk is provided below the table.

	Pro-Blend Conservative Term Series	Pro-Blend Moderate Term Series	Pro-Blend Extended Term Series	Pro-Blend Maximum Term Series
Management risk	x	x	x	x
Market risk	x	x	x	x
Equity risk	x	x	x	x
Large-cap risk	x	x	x	x
Small- and mid-cap risk	x	x	x	x
Foreign securities risk	x	x	x	x
Emerging markets risk	x	x	x	x
Currency risk	x	x	x	x
Risks of dividend-paying common stocks	x
Real estate investment risk	x
Risks related to real estate companies	x
Interest rate risk	x	x	x	x
Credit risk	x	x	x	x
Prepayment and extension risk	x	x	x	x
High-yield securities risk	x	x	x	x
Risks of lower-rated investment grade securities	x	x	x	x
U.S. Government securities risk	x	x	x	x
Mortgage-backed securities risk	x	x	x	x
Asset-backed securities risk	x	x	x	x
Options risk	x	x	x	x
Futures risk	x	x	x	x
Sector focus risk	x	x	x	x
Liquidity risk	x	x	x	x
Large redemption risk	x	x	x	x

Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.

Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.

Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.

Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.

Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.

Risks of dividend-paying common stocks — Dividend- paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by a Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.

Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):

•Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.

•RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.

•RECs are subject to heavy cash flow dependency and defaults by borrowers.

•U.S. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.

•In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

•RECs have their own expenses, and a Series will bear a proportionate share of those expenses.

•RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.

•REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.

Interest rate risk — Investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a Series’ yield will change over time. In a low interest rate environment, the risk of a decline in value of a Series’ portfolio securities associated with rising rates is heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, a Series generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities.

Credit risk — Investments in fixed income securities are subject to the risk of a decline in the credit quality of the issuer and the risk that the issuer or guarantor of the security fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and extension risk — Investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a Series to hold securities paying lower-than-market rates of interest, which could hurt a Series’ yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Series may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Series because it will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

High-yield securities risk—High-yield securities (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade securities, high- yield securities are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high-yield securities (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high-yield securities and may be near default. High-yield securities rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade securities.

Risks of lower-rated investment grade securities —Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions. If a security purchased by a Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government. Also, any government guarantees on securities a Series owns do not extend to the shares of the Series itself.

Mortgage-backed securities risk — Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Series’ mortgage-backed securities and, therefore, to assess the volatility risk of the Series. Commercial mortgage-backed securities are less susceptible to prepayment risk because commercial mortgages may have prepayment penalties or prepayment lock out periods. The repayment of loans secured by income-producing properties, however, is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower. The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Asset-backed securities risk— Repayment of asset-backed securities depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Series will be unable to possess and sell the underlying collateral and that the Series’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Series may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Options risk — A Series’ use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of options transactions include: (i) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (ii) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; (iii) while the Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described below.

Futures risk — A Series’ use of futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of futures contracts include: (i) futures involve a high degree of leverage because they require only a small initial investment in the form of a deposit or margin; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures; (iii) there may not be a liquid secondary market for a futures contract; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts. Liquidity risk is further described below.

Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.

Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series’ investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

Defensive Investing

Each Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, a Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If a Series takes a temporary defensive position, it may be unable to achieve its investment goal.

Investment Strategy and Goal

The Series’ Board of Directors may change each Series’ investment goal (described in the “Investment Goal” section of each Series’ summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in a Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving their goals.

More Information About the Series’ Benchmark Indexes

The following information relates to the various indexes referred to in the Performance Information sections of this prospectus. Index data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent. The returns of the indices do not reflect any fees or expenses. You cannot invest directly in an index.

Index data comes from third parties (“Third Party Content”). While we believe these Third-Party Content sources are reliable, we make no representations or warranties as to the Third-Party Content. All Third-Party Content is to be used solely for informational purposes and is provided on an “AS IS” basis. Manning & Napier will not be liable for the use of any Third-Party Content and Manning & Napier’s use of Third-Party Content shall not be construed as an endorsement of or affiliation with any Third-Party Content provider.

Some additional disclosures for our Third-Party Content providers are set forth below:

Bloomberg

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE).

The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Intercontinental Exchange (ICE).

“Bloomberg®”, Bloomberg U.S. Intermediate Aggregate Bond Index and Bloomberg U.S. Aggregate Bond Index, are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Manning & Napier. Bloomberg is not affiliated with Manning & Napier, and Bloomberg does not approve, endorse, review, or recommend the Series. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Series.

MSCI

The MSCI ACWI ex USA Index is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation.

Index returns for the MSCI ACWI ex USA and MSCI ACWI USA IMI indices are provided by Bloomberg.

Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Russell

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg.

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Management

The Advisor

The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA.

As of December 31, 2023, Manning & Napier managed $19.4 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.

Portfolio Managers

The Advisor’s Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Core Team and the head of the Fixed Income Group are listed below.

Core Team:

Elizabeth H. Mallette, CFA®, Managing Director, Capital Goods
Joined the Advisor in 2006. Managing Director, Capital Goods since 2022. Previous positions held in the last five years: Senior Analyst, Equity Income Group, 2017-2022. Member of the Series’ Portfolio Management Team since 2023.

Jay M. Welles, CFA®, Head of Core Equities
Joined the Advisor in 2000. Head of Core Equities since 2023. Previous positions held in the last five years: Managing Director of Technology Group, 2015-2023. Member of the Series’ Portfolio Management Team since 2023.

John Mitchell, CFA®, Managing Director, Services Group
Joined the Advisor in 2001. Managing Director, Services Group since 2016. Member of the Series’ Portfolio Management Team since 2024.

Head of Fixed Income Group:

Marc Bushallow, CFA®, Managing Director of Fixed Income
Joined the Advisor in 2008. Managing Director of Fixed Income since 2015. Member of the Series’ Portfolio Management Team since 2015.

The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.

Discretionary Investment Accounts

Manning & Napier and its affiliates may use the Series within its client’s discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

Management Fees

In return for the services it provides to the Series, the Advisor receives an annual management fee, which is computed daily and payable monthly by each Series as described below. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”) as shown below. These contractual limitations are expected to continue indefinitely and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

A discussion regarding the basis for the Board of Directors’ approval of each Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2022, which covers the period November 1, 2021 through October 31, 2022.

ANNUAL MANAGEMENT FEES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
	Contractual Management Fee	Contractual Expense Limitation	Actual Management Fee Paid for Year Ended 10/31/2023[1]
Series
Pro-Blend Conservative Term Series	0.40%	S, I, R, L -0.65% Z - 0.50% W - 0.10%	0.38%
Pro-Blend Moderate Term Series	0.60%	S, I, R, L -0.85% Z - 0.70% W - 0.10%	0.59%
Pro-Blend Extended Term Series	0.60%	S, I, R, L -0.85% Z - 0.70% W - 0.10%	0.60%
Pro-Blend Maximum Term Series	0.60%	S, I, R, L -0.85% Z - 0.70% W - 0.10%	0.55%

1Reflects the actual amount paid, including the effects of fee waivers and expense reimbursements.

The Distributor

The Class S, Class I, Class R, Class L, Class Z, and Class W shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).

Payments to Broker-Dealers and Other Financial Intermediaries

Distribution and Shareholder Service (12b-1) Fees

Class S, Class R and Class L shares of each Series are subject to an annual distribution and shareholder services fee (a Rule 12b-1 Fee) of up to 0.25%, 0.50% and 1.00% of the Class’s average daily net assets, respectively, in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S, Class R and Class L shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S, Class R and Class L shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.

Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S, Class R and Class L shares, printing of prospectuses and reports for other than existing Class S, Class R and Class L shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of each Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Class I, Class W, and Class Z shares of each Series are not subject to a Rule 12b-1 Fee.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I, Class S, Class R and Class L shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/ or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment

Choosing a Share Class

Each Series offers six classes of shares: Class S, Class I, Class R, Class L, Class W, and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S, Class I, Class R, Class L, Class W, and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.

CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE 12B-1 FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class I

Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.

		Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class R	Individual or institutional investor clients of financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.50%
Class L	Individual or institutional investor clients of financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	1.00%
Class W	Manning & Napier’s discretionary investment account clients and other funds managed by Manning & Napier.	Initial – None Minimum Balance Requirement None	None
Class Z

Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.

		Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None

The minimum initial investment and minimum balance requirements for Class S, Class I, Class R, Class L, and Class Z shares are waived for certain qualified retirement plans and Manning & Napier’s discretionary investment account clients. In addition, the minimum initial investment and minimum balance requirements for the Class S, Class R, and Class L shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.

Class S, Class I, Class R, Class L, and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.

You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.

The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.

If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.

How to Buy, Exchange, and Redeem Shares

Actions by Authorized Representative

Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.

Discretionary Investment Accounts

For discretionary investment account clients of Manning & Napier or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at Manning & Napier’s discretion.

All orders to purchase and redeem shares on behalf of discretionary investment account clients of Manning & Napier and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by Manning & Napier to the transfer agent. There is no minimum initial investment for Manning & Napier’s discretionary investment account clients.

The instructions provided below apply to all other investors.

How to Obtain Forms

You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.

How to Buy Shares

Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.

The minimum initial investment for each Series’ Class S, Class R and Class L shares is $2,000. The initial minimum investment for each Series’ Class I and Class Z shares is $1,000,000. There is no minimum initial investment for the Series’ Class W shares, which are only available to Manning & Napier’s discretionary investment account clients. The minimum initial investments of the Class S, Class I, Class R, Class L and Class Z shares are waived for certain qualified retirement accounts and Manning & Napier’s discretionary investment account clients. In addition, the Class S, Class R and Class L shares investment minimums are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees, officers and directors of Manning & Napier or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.

The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.

Check Acceptance Policy

The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.

Customer Identification Policy

Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.

The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.

By Mail

Opening an account

•Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.

The address is:
Manning & Napier Fund, Inc.
P.O. Box 534449
Pittsburgh, PA 15253-4449

•To request an account application, refer to the section How to Obtain Forms.

Adding to an account

•Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.

By Wire

Opening or adding to an account

•After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”

By Telephone

Adding to an Account

•You may use the Telephone Purchase feature to add to an existing account. To use this service, call 1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).

Through the Internet

Adding to an Account

•If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right-hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).

Automatic Investment Plan

You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.

How to Exchange Shares

Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.

The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.

Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.

By Mail

•Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.

•Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.

•Provide the account number.

By Telephone

•Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.

•Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.

•Provide the account number.

•We will ask for identification, and all telephone calls are recorded.

Through the Internet

•If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.

com, click on the “login” button in the top right-hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.

How to Redeem Shares

The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.

A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.

Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.

By Mail

•Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.

•Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.

•Provide the account number.

•To obtain a form, refer to the section How to Obtain Forms.

•Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).

By Telephone

•Unless you have declined telephone privileges, call us at 1-800-466-3863.

•Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.

•Provide the account number.

•We will ask for identification, and all telephone calls are recorded.

•Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.

•Amounts over $100,000 may only be sent to a pre-designated bank account.

Through the Internet

•If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right-hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.

Investment and Account Information

More About Purchases, Exchanges, and Redemptions

All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary.

Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.

The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.

Excessive Trading

The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.

Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.

The following types of transactions will be exempted from these procedures:

•Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series

•Systematic withdrawals

•Automatic investments (including investments made by payroll deduction)

•Mandatory distributions from IRAs and retirement plans

•IRA transfers and rollovers

•Roth IRA conversions and re-characterizations

•Reinvestments of dividends and capital gains

The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.

The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.

The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect a Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.

Telephone and Internet Transactions

We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Accounts with Low Balances

Discretionary Investment Account Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by Manning & Napier or its affiliates.

Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.

Inactive Accounts

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.

In-Kind Purchases and Redemptions

Securities you own may be used to purchase shares of a Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.

An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

Medallion Guarantees and Notary Stamps

Financial transactions:

A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

Non-financial transactions:

Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.

Please contact the Fund at 1-800-466-3863 for more information.

Valuation of Shares

The Series offer their shares at the NAV per share of the Series. Each Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of their NAVs and transaction deadlines to that time.

Each Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, securities are valued at fair value. The Board has designated the Advisor as the Series’ valuation designee to make all fair value determinations with respect the Series’ portfolio investments, subject to the

Board’s oversight. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Advisor assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.

International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time the Series prices its shares, the value the Advisor assigns to securities for the Series may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Advisor may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Series use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Advisor may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Communicating with the Manning & Napier Fund

By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.

By Mail:
Manning & Napier Fund, Inc.
P.O. Box 534449
Pittsburgh, PA 15253-4449

By Overnight Mail:
Manning & Napier Fund, Inc.
Attention: 534449
500 Ross Street, 154-0520
Pittsburgh, PA 15262

Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling 1-800-466-3863 or by logging into your account at www.manning-napier.com.

Disclosure of the Series’ Portfolio Holdings

The Series disclose their complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days.

Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). A Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Series generally:

•Pays dividends twice a year, in June and December.

•Makes net capital gains distributions, if any, once a year, typically in December.

A Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.

Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

Each Series has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Series level on income and gains from investments that are timely distributed to shareholders. However, a Series’ failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Series-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long a Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.

Transaction	Federal Tax Status
Redemption or exchange of shares	If you hold your shares as a capital asset, usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income

Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain foreign countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions that the Series receives from REITs, if any, generally will not be treated as qualified dividend income. The Series’ investment strategies may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Series for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Series, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (IRS).

If you are a taxable investor, you may want to avoid buying shares when a Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though economically it may actually be a return of a portion of your investment.

Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

When you sell or redeem your Series shares and if you hold your shares as a capital asset, you will generally realize a capital gain or loss for federal and state tax purposes. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.

After the end of each year, a Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in a Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.

U.S. REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as qualified REIT dividends in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.

Each Series is required to report to you and the IRS annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using a Series’ default method of average cost, unless you instruct a Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

If a Series’ distributions exceed its earnings and profits (as calculated for federal income tax purposes) for a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

If you do not provide a Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.

This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in a Series. Additional information about the tax consequences of investing in a Series may be found in the SAI.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Series for the past five years or, if shorter, the period of a Class’ operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request. No financial highlights are presented for the Class Z Shares because they were not active as of the date of this prospectus.

	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class S	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.11	$14.61	$14.47	$14.23	$13.39
Income (loss) from investment operations:
Net investment income[1]	0.34	0.16	0.17	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.09	(1.94)	1.34	0.59[2]	1.07
Total from investment operations	0.43	(1.78)	1.51	0.80	1.34
Less distributions to shareholders:
From net investment income	(0.20)	(0.08)	(0.19)	(0.21)	(0.23)
From net realized gain on investments	(0.18)	(0.64)	(1.18)	(0.35)	(0.27)
Total distributions to shareholders	(0.38)	(0.72)	(1.37)	(0.56)	(0.50)
Net asset value - End of year	$12.16	$12.11	$14.61	$14.47	$14.23
Net assets - End of year (000’s omitted)	$189,940	$218,606	$291,698	$294,276	$609,145
Total return[3]	3.49%	(12.77%)	10.99%	5.86%[2]	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.88%	0.87%	0.87%	0.87%
Net investment income	2.74%	1.23%	1.15%	1.47%	2.01%
Series portfolio turnover	59%	79%	73%	108%	68%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class I	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.14	$14.95	$15.43	$15.38	$14.67
Income (loss) from investment operations:
Net investment income[1]	0.37	0.20	0.20	0.27	0.33
Net realized and unrealized gain (loss) on investments	0.09	(1.93)	1.40	0.64[2]	1.16
Total from investment operations	0.46	(1.73)	1.60	0.91	1.49
Less distributions to shareholders:
From net investment income	(0.25)	(0.16)	(0.38)	(0.36)	(0.37)
From net realized gain on investments	(0.18)	(0.92)	(1.70)	(0.50)	(0.39)
Total distributions to shareholders	(0.43)	(1.08)	(2.08)	(0.86)	(0.76)
Net asset value - End of year	$12.17	$12.14	$14.95	$15.43	$15.38
Net assets - End of year (000’s omitted)	$68,157	$85,498	$115,216	$99,139	$207,346
Total return[3]	3.73%	(12.50)%	11.16%	6.27%[2]	10.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.63%	0.62%	0.60%	0.64%
Net investment income	2.98%	1.48%	1.40%	1.77%	2.23%
Series portfolio turnover	59%	79%	73%	108%	68%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.02%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class R	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.13	$15.05	$15.63	$15.64	$14.94
Income (loss) from investment operations:
Net investment income[1]	0.31	0.14	0.14	0.20	0.26
Net realized and unrealized gain (loss) on investments	0.08	(1.95)	1.44	0.65[2]	1.18
Total from investment operations	0.39	(1.81)	1.58	0.85	1.44
Less distributions to shareholders:
From net investment income	(0.16)	(0.12)	(0.35)	(0.32)	(0.32)
From net realized gain on investments	(0.18)	(0.99)	(1.81)	(0.54)	(0.42)
Total distributions to shareholders	(0.34)	(1.11)	(2.16)	(0.86)	(0.74)
Net asset value - End of year	$12.18	$12.13	$15.05	$15.63	$15.64
Net assets - End of year (000’s omitted)	$14,923	$18,808	$23,527	$22,539	$8,850
Total return[3]	3.17%	(12.93%)	10.81%	5.69%[2]	10.12%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.12%	1.08%	1.05%	1.04%	1.10%
Net investment income	2.51%	1.03%	0.96%	1.25%	1.77%
Series portfolio turnover	59%	79%	73%	108%	68%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class L	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.12	$15.07	$15.64	$15.65	$14.94
Income (loss) from investment operations:
Net investment income[1]	0.25	0.08	0.06	0.12	0.20
Net realized and unrealized gain (loss) on investments	0.09	(1.97)	1.45	0.65[2]	1.17
Total from investment operations	0.34	(1.89)	1.51	0.77	1.37
Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.26)	(0.24	(0.25)
From net realized gain on investments	(0.18)	(0.98)	(1.82)	(0.54)	(0.41)
Total distributions to shareholders	(0.25)	(1.06)	(2.08)	(0.78)	(0.66)
Net asset value - End of year	$12.21	$12.12	$15.07	$15.64	$15.65
Net assets - End of year (000’s omitted)	$65,223	$73,165	$94,971	$86,903	$87,628
Total return[3]	2.71%	(13.44%)	10.26%	5.16%[2]	9.61%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.63%	1.59%	1.58%	1.55%	1.59%
Net investment income	2.00%	0.52%	0.44%	0.79%	1.29%
Series portfolio turnover	59%	79%	73%	108%	68%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

	FOR THE YEAR ENDED				FOR THE PERIOD 4/1/19[1] to 10/31/19
Pro-Blend® Conservative Term Series - Class W	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.18	$14.64	$14.52	$14.28	$13.62
Income (loss) from investment operations:
Net investment income[2]	0.44	0.27	0.28	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.09	(1.94)	1.35	0.59[3]	0.54
Total from investment operations	0.53	(1.67)	1.63	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.34)	(0.15)	(0.33)	(0.32)	(0.11)
From net realized gain on investments	(0.18)	(0.64)	(1.18)	(0.35)	(0.00)[4]
Total distributions to shareholders	(0.52)	(0.79)	(1.51)	(0.67)	(0.11)
Net asset value - End of period	$12.19	$12.18	$14.64	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,633	$1,623	$1,985	$1,775	$1,577
Total return[5]	4.32%	(12.07%)	11.84%	6.66%[3]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.09%	0.08%[6]
Net investment income	3.55%	2.03%	1.92%	2.26%	2.81%[6]
Series portfolio turnover	59%	79%	73%	108%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

Series portfolio turnover	0.47%	0.44%	0.42%	0.40%	0.40%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class S	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.47	$15.88	$14.57	$13.96	$13.13
Income (loss) from investment operations:
Net investment income[1]	0.27	0.13	0.09	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.24	(2.56)	2.13	1.11[2]	1.28
Total from investment operations	0.51	(2.43)	2.22	1.25	1.48
Less distributions to shareholders:
From net investment income	(0.17)	(0.05)	(0.07)	(0.14)	(0.17)
From net realized gain on investments	(0.01)	(0.93)	(0.84)	(0.50)	(0.48)
Total distributions to shareholders	(0.18)	(0.98)	(0.91)	(0.64)	(0.65)
Net asset value - End of year	$12.80	$12.47	$15.88	$14.57	$13.96
Net assets - End of year (000’s omitted)	$140,872	$186,398	$244,965	$237,656	$179,977
Total return[3]	4.05%	(16.27%)	15.78%	9.27%[2]	11.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.07%	1.05%	1.07%	1.09%
Net investment income	2.06%	0.94%	0.59%	1.02%	1.53%
Series portfolio turnover	56%	69%	74%	105%	53%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%[4]	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class I	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.53	$16.44	$15.49	$15.14	$14.52
Income (loss) from investment operations:
Net investment income[1]	0.30	0.16	0.12	0.19	0.25
Net realized and unrealized gain (loss) on investments	0.24	(2.58)	2.25	1.17[2]	1.39
Total from investment operations	0.54	(2.42)	2.37	1.36	1.64
Less distributions to shareholders:
From net investment income	(0.21)	(0.10)	(0.16)	(0.27)	(0.30)
From net realized gain on investments	(0.01)	(1.39)	(1.26)	(0.74)	(0.72)
Total distributions to shareholders	(0.22)	(1.49)	(1.42)	(1.01)	(1.02)
Net asset value - End of year	$12.85	$12.53	$16.44	$15.49	$15.14
Net assets - End of year (000’s omitted)	$84,949	$98,235	$127,248	$108,333	$111,637
Total return[3]	4.29%	(16.09%)	16.10%	9.37%[2]	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.84%	0.85%	0.85%
Net investment income	2.32%	1.15%	0.79%	1.26%	1.76%
Series portfolio turnover	56%	69%	74%	105%	53%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.05%	0.00%[4]	N/A	0.01%	0.02%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. Excluding the proceeds from the settlement, the total return would have been 9.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class R	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.52	$16.35	$15.32	$14.91	$14.20
Income (loss) from investment operations:
Net investment income[1]	0.25	0.11	0.06	0.10	0.18
Net realized and unrealized gain (loss) on investments	0.23	(2.58)	2.23	1.17[2]	1.37
Total from investment operations	0.48	(2.47)	2.29	1.27	1.55
Less distributions to shareholders:
From net investment income	(0.13)	(0.07)	(0.10)	(0.17)	(0.18)
From net realized gain on investments	(0.01)	(1.29)	(1.16)	(0.69)	(0.66)
Total distributions to shareholders	(0.14)	(1.36)	(1.26)	(0.86)	(0.84)
Net asset value - End of year	$12.86	$12.52	$16.35	$15.32	$14.91
Net assets - End of year (000’s omitted)	$20,749	$21,692	$28,121	$32,824	$7,610
Total return[3]	3.77%	(16.43%)	15.62%	8.89%[2]	11.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.30%	1.26%	1.26%[4]	1.35%	1.35%
Net investment income	1.87%	0.74%	0.39%	0.66%	1.26%
Series portfolio turnover	56%	69%	74%	105%	53%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	0.01%	0.03%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without recoupment the expense ratio would have been 1.25%.

	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class L	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.50	$16.44	$15.49	$15.12	$14.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.03	(0.01)	0.04	0.12
Net realized and unrealized gain (loss) on investments	0.23	(2.57)	2.23	1.18[2]	1.40
Total from investment operations	0.41	(2.54)	2.22	1.22	1.52
Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.03)	(0.12)	(0.16)
From net realized gain on investments	(0.01)	(1.37)	(1.24)	(0.73)	(0.71)
Total distributions to shareholders	(0.03)	(1.40)	(1.27)	(0.85)	(0.87)
Net asset value - End of year	$12.88	$12.50	$16.44	$15.49	$15.12
Net assets - End of year (000’s omitted)	$76,944	$85,200	$108,544	$95,532	$93,687
Total return[3]	3.27%	(16.89%)	14.94%	8.43%[2]	11.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.82%	1.78%	1.77%	1.77%	1.80%
Net investment income (loss)	1.35%	0.22%	(0.13%)	0.33%	0.81%
Series portfolio turnover	56%	69%	74%	105%	53%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.17. Excluding the proceeds from the settlement, the total return would have been 8.32%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED				FOR THE PERIOD 4/1/19[1] to 10/31/19
Pro-Blend® Moderate Term Series - Class W	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.60	$15.99	$14.65	$14.00	$13.27
Income (loss) from investment operations:
Net investment income[2]	0.40	0.26	0.24	0.28	0.23
Net realized and unrealized gain (loss) on investments	0.25	(2.58)	2.15	1.11[3]	0.59
Total from investment operations	0.65	(2.32)	2.39	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.37)	(0.14)	(0.21)	(0.24)	(0.09)
From net realized gain on investments	(0.01)	(0.93)	(0.84)	(0.50)	(0.00)[4]
Total distributions to shareholders	(0.38)	(1.07)	(1.05)	(0.74)	(0.09)
Net asset value - End of period	$12.87	$12.60	$15.99	$14.65	$14.00
Net assets - End of period (000’s omitted)	$97	$106	$238	$255	$132
Total return[5]	5.10%	(15.53%)	16.98%	10.31%[3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%[6]
Net investment income	3.06%	1.82%	1.54%	2.00%	3.15%[6]
Series portfolio turnover	56%	69%	74%	105%	53%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.67%	0.64%	0.63%	0.63%	0.64%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class S	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.90	$21.76	$19.12	$18.02	$16.85
Income (loss) from investment operations:
Net investment income[1]	0.31	0.17	0.11	0.16	0.22
Net realized and unrealized gain (loss) on investments	0.46	(3.98)	3.80	1.72[2]	1.87
Total from investment operations	0.77	(3.81)	3.91	1.88	2.09
Less distributions to shareholders:
From net investment income	(0.20)	(0.05)	(0.06)	(0.12)	(0.15)
From net realized gain on investments	(0.44)	(1.00)	(1.21)	(0.66)	(0.77)
Total distributions to shareholders	(0.64)	(1.05)	(1.27)	(0.78)	(0.92)
Net asset value - End of year	$17.03	$16.90	$21.76	$19.12	$18.02
Net assets - End of year (000’s omitted)	$263,179	$276,523	$365,077	$334,977	$276,300
Total return[3]	4.48%	(18.35%)	21.19%	10.74%[2]	13.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.04%	1.02%	1.01%	1.02%	1.05%
Net investment income	1.78%	0.91%	0.54%	0.87%	1.31%
Series portfolio turnover	56%	66%	66%	120%	61%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class I	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.96	$23.33	$22.09	$21.83	$21.56
Income (loss) from investment operations:
Net investment income[1]	0.35	0.21	0.17	0.24	0.31
Net realized and unrealized gain (loss) on investments	0.47	(4.00)	4.22	2.00[2]	2.27
Total from investment operations	0.82	(3.79)	4.39	2.24	2.58
Less distributions to shareholders:
From net investment income	(0.26)	(0.19)	(0.26)	(0.41)	(0.48)
From net realized gain on investments	(0.44)	(2.39)	(2.89)	(1.57)	(1.83)
Total distributions to shareholders	(0.70)	(2.58)	(3.15)	(1.98)	(2.31)
Net asset value - End of year	$17.08	$16.96	$23.33	$22.09	$21.83
Net assets - End of year (000’s omitted)	$130,709	$137,658	$192,593	$149,603	$117,991
Total return[3]	4.76%	(18.14%)	21.48%	10.88%[2]	13.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.82%	0.79%	0.79%	0.81%[4]	0.85%
Net investment income	2.00%	1.14%	0.75%	1.06%	1.51%
Series portfolio turnover	56%	66%	66%	120%	61%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.98. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class R	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.94	$22.80	$21.08	$20.48	$19.87
Income (loss) from investment operations:
Net investment income[1]	0.27	0.13	0.08	0.09	0.21
Net realized and unrealized gain (loss) on investments	0.46	(4.00)	4.05	1.96[2]	2.09
Total from investment operations	0.73	(3.87)	4.13	2.05	2.30
Less distributions to shareholders:
From net investment income	(0.13)	(0.10)	(0.13)	(0.21)	(0.24)
From net realized gain on investments	(0.44)	(1.89)	(2.28)	(1.24)	(1.45)
Total distributions to shareholders	(0.57)	(1.99)	(2.41)	(1.45)	(1.69)
Net asset value - End of year	$17.10	$16.94	$22.80	$21.08	$20.48
Net assets - End of year (000’s omitted)	$41,368	$42,104	$56,058	$52,600	$6,149
Total return[3]	4.27%	(18.48%)	20.86%	10.53%[2]	12.73%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.28%	1.25%	1.24%	1.31%[4]	1.35%
Net investment income	1.54%	0.68%	0.31%	0.41%	1.02%
Series portfolio turnover	56%	66%	66%	120%	61%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	N/A	0.02%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 10.43%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class L	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.93	$23.08	$21.54	$21.10	$20.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.03	(0.04)	0.02	0.11
Net realized and unrealized gain (loss) on investments	0.45	(4.03)	4.15	1.96[2]	2.19
Total from investment operations	0.63	(4.00)	4.11	1.98	2.30
Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.02)	(0.15)	(0.21)
From net realized gain on investments	(0.44)	(2.11)	(2.55)	(1.39)	(1.62)
Total distributions to shareholders	(0.47)	(2.15)	(2.57)	(1.54)	(1.83)
Net asset value - End of year	$17.09	$16.93	$23.08	$21.54	$21.10
Net assets - End of year (000’s omitted)	$86,349	$89,871	$113,582	$100,254	$100,804
Total return[3]	3.67%	(19.03%)	20.38%	9.87%[2]	12.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.81%	1.78%	1.76%	1.77%	1.80%
Net investment income (loss)	1.01%	0.16%	(0.22%)	0.13%	0.57%
Series portfolio turnover	56%	66%	66%	120%	61%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 9.76%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

	FOR THE YEAR ENDED				FOR THE PERIOD 4/1/19[1] to 10/31/19
Pro-Blend® Extended Term Series - Class W	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$17.04	$21.85	$19.18	$18.08	$17.04
Income (loss) from investment operations:
Net investment income[2]	0.48	0.39	0.30	0.33	0.23
Net realized and unrealized gain (loss) on investments	0.47	(4.04)	3.82	1.71[3]	0.90
Total from investment operations	0.95	(3.65)	4.12	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.36)	(0.16)	(0.24)	(0.28)	(0.09)
From net realized gain on investments	(0.44)	(1.00)	(1.21)	(0.66)	(0.00)[4]
Total distributions to shareholders	(0.80)	(1.16)	(1.45)	(0.94)	(0.09)
Net asset value - End of period	$17.19	$17.04	$21.85	$19.18	$18.08
Net assets - End of period (000’s omitted)	$120	$118	$7	$6	$5
Total return[5]	5.51%	(17.60%)	22.34%	11.70%[3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%[6]
Net investment income	2.72%	2.23%	1.44%	1.78%	2.20%[6]
Series portfolio turnover	56%	66%	66%	120%	61%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.66%	0.63%	0.62%	0.62%	0.62%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class S	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.09	$29.84	$22.70	$21.32	$20.59
Income (loss) from investment operations:
Net investment income[1]	0.16	0.08	0.02	0.05	0.14
Net realized and unrealized gain (loss) on investments	1.21	(6.13)	7.95	2.40[2]	2.44
Total from investment operations	1.37	(6.05)	7.97	2.45	2.58
Less distributions to shareholders:
From net investment income	(0.11)	(0.01)	—	(0.03)	(0.08)
From net realized gain on investments	(2.15)	(1.69)	(0.83)	(1.04)	(1.77)
Total distributions to shareholders	(2.26)	(1.70)	(0.83)	(1.07)	(1.85)
Net asset value - End of year	$21.20	$22.09	$29.84	$22.70	$21.32
Net assets - End of year (000’s omitted)	$235,843	$249,884	$331,183	$261,094	$229,540
Total return[3]	6.24%	(21.39%)	35.82%	11.85%[2]	14.19%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.71%	0.33%	0.06%	0.25%	0.70%
Series portfolio turnover	56%	62%	49%	88%	73%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.06%	0.03%	0.00%[4]	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class I	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.19	$33.24	$26.55	$26.72	$28.93
Income (loss) from investment operations:
Net investment income[1]	0.21	0.14	0.09	0.14	0.25
Net realized and unrealized gain (loss) on investments	1.20	(6.23)	9.03	2.89[2]	2.92
Total from investment operations	1.41	(6.09)	9.12	3.03	3.17
Less distributions to shareholders:
From net investment income	(0.15)	(0.17)	(0.08)	(0.25)	(0.37)
From net realized gain on investments	(2.15)	(4.79)	(2.35)	(2.95)	(5.01)
Total distributions to shareholders	(2.30)	(4.96)	(2.43)	(3.20)	(5.38)
Net asset value - End of year	$21.30	$22.19	$33.24	$26.55	$26.72
Net assets - End of year (000’s omitted)	$86,866	$86,355	$120,573	$71,034	$79,352
Total return[3]	6.42%	(21.17%)	36.17%	12.23%[2]	14.44%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.96%	0.58%	0.31%	0.51%	0.94%
Series portfolio turnover	56%	62%	49%	88%	73%
*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.08%	0.05%	0.04%	0.04%	0.05%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.86. Excluding the proceeds from the settlement, the total return would have been 12.11%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class R	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.17	$31.61	$24.71	$24.10	$24.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.04	(0.04)	(0.00)[2]	0.11
Net realized and unrealized gain (loss) on investments	1.21	(6.21)	8.52	2.68[3]	2.68
Total from investment operations	1.31	(6.17)	8.48	2.68	2.79
Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.00)[2]	(0.08)	(0.12)
From net realized gain on investments	(2.15)	(3.23)	(1.58)	(1.99)	(3.38)
Total distributions to shareholders	(2.21)	(3.27)	(1.58)	(2.07)	(3.50)
Net asset value - End of year	$21.27	$22.17	$31.61	$24.71	$24.10
Net assets - End of year (000’s omitted)	$41,847	$42,363	$54,899	$46,036	$13,767
Total return[4]	5.96%	(21.59%)	35.60%	11.69%[3]	13.84%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.33%	1.32%	1.29%	1.30%	1.34%
Net investment income (loss)	0.48%	0.12%	(0.12%)	(0.01%)	0.46%
Series portfolio turnover	56%	62%	49%	88%	73%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[5]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.65. Excluding the proceeds from the settlement, the total return would have been 11.60%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class L	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.13	$32.87	$26.30	$26.30	$28.07
Income (loss) from investment operations:
Net investment loss[1]	(0.01)	(0.10)	(0.21)	(0.10)	0.00[2]
Net realized and unrealized gain (loss) on investments	1.22	(6.23)	8.95	2.84[3]	2.92
Total from investment operations	1.21	(6.33)	8.74	2.74	2.92
Less distributions to shareholders:
From net investment income	—	—	—	(0.03)	(0.08)
From net realized gain on investments	(2.15)	(4.41)	(2.17)	(2.71)	(4.61)
Total distributions to shareholders	(2.15)	(4.41)	(2.17)	(2.74)	(4.69)
Net asset value - End of year	$21.19	$22.13	$32.87	$26.30	$26.30
Net assets - End of year (000’s omitted)	$49,439	$48,415	$62,765	$52,854	$54,415
Total return[4]	5.49%	(21.99%)	34.77%	11.09%[3]	13.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.85%	1.84%	1.82%	1.81%	1.82%
Net investment loss	(0.04%)	(0.41%)	(0.65%)	(0.46%)	(0.03%)
Series portfolio turnover	56%	62%	49%	88%	73%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.02%	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.81. Excluding the proceeds from the settlement, the total return would have been 10.87%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED				FOR THE PERIOD 4/1/19[1] to 10/31/19
Pro-Blend® Maximum Term Series - Class W	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$22.33	$30.11	$22.84	$21.39	$20.12
Income (loss) from investment operations:
Net investment income[2]	0.38	0.34	0.29	0.27	0.12
Net realized and unrealized gain (loss) on investments	1.22	(6.19)	8.01	2.41[3]	1.24
Total from investment operations	1.60	(5.85)	8.30	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.30)	(0.24)	(0.20)	(0.19)	(0.09)
From net realized gain on investments	(2.15)	(1.69)	(0.83)	(1.04)	(0.00)[4]
Total distributions to shareholders	(2.45)	(1.93)	(1.03)	(1.23)	(0.09)
Net asset value - End of period	$21.48	$22.33	$30.11	$22.84	$21.39
Net assets - End of period (000’s omitted)	$1,264	$1,273	$825	$615	$551
Total return[5]	7.30%	(20.58%)	37.19%	12.97%[3]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%[6]
Net investment income	1.71%	1.34%	1.06%	1.25%	1.04%[6]
Series portfolio turnover	56%	62%	49%	88%	73%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.71%	0.69%	0.67%	0.66%	0.65%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Class S, Class I, Class R, Class L, Class W, and Class Z Shares

Shareholder Reports and the Statement of Additional Information (SAI)

Annual and semi-annual reports to shareholders provide additional information about each Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Series’ performance during its last fiscal year. The SAI provides more detailed information about each Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.

How to Obtain the Shareholder Reports, SAI, and Additional Information

•You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.

•Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission’s Internet site at http:// www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

Shareholder Mailings

The Fund may send only one copy of a Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.

The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.

If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor their distributor is offering to sell shares of a Series to any person to whom a Series may not lawfully sell its shares.

Investment Company Act File No. 811-04087EXDAX03/01/2024